UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

ALLEGRO BIODIESEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21982	20-574833
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

6033 West Century Boulevard, Suite 1090, Los Angeles, California 90045
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 670-2093

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Allegro under any of the following provisions (see General Instruction A.2.below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2008, Paul Galleberg tendered his resignation as a member of the Board of Directors of Allegro Biodiesel Corporation (“Allegro”), effective as of April 11, 2008. Mr. Galleberg’s decision to resign was not due to any disagreement with Allegro.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: April 8, 2008

ALLEGRO BIODIESEL CORPORATION

By:	/s/ W. Bruce Comer III
W. Bruce Comer III Chief Executive Officer